UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 7, 2024

Home Federal Bancorp, Inc. of Louisiana
(Exact name of registrant as specified in its charter)

Louisiana	001-35019	02-0815311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

624 Market Street, Shreveport, Louisiana		71101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(318) 222-1145

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	HFBL	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01        Regulation FD Disclosure

On March 7, 2024, Home Federal Bancorp, Inc. of Louisiana (the “Company”) issued a press release announcing that its Board of Directors approved a twelfth stock repurchase program which provides for the repurchase of up to 60,000 shares, or approximately 2.0% of its outstanding shares of common stock. The shares may be purchased in the open market or in privately negotiated transactions from time to time depending upon market conditions and other factors. The stock repurchase program does not have an expiration date.

For additional information, reference is made to the Company's press release dated March 7, 2024, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

Item 8.01        Other Events

On March 7, 2024, the Company, the holding company for Home Federal Bank, announced that Home Federal Bank had received regulatory approval for the payment of a $10.0 million dividend from the Bank to the Company. It is anticipated that the payment will be used to support the Company’s ongoing operations, as well as fund stock repurchases and dividends to shareholders. The Bank anticipates paying the dividend in four installments over four quarters in 2024.

For additional information, reference is made to the Company's press release dated March 7, 2024, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

Item 9.01        Financial Statements and Exhibits

(a)        Not applicable.

(b)        Not applicable.

(c)        Not applicable.

(d)       The following exhibit is included with this Report:

Exhibit Number	Description
99.1	Press release dated March 7, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME FEDERAL BANCORP, INC. OF LOUISIANA

Date: March 7, 2024	By:	/s/James R. Barlow
James R. Barlow
Chairman of the Board, President and Chief Executive Officer

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